SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                   May 9, 2003

                              U.S. INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)





            Delaware                      1-14557                 22-3568449
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(State of other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
Incorporation)                                            Identification Number)




         777 S. Flagler Drive, Suite 1108, West Palm Beach, FL         33401
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            (Address of Principal Executive Offices)                 (Zip Code)



                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits         Description

                   99.1 Text of press release of U.S. Industries, Inc. dated May 9, 2003.

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On May 9, 2003, U.S. Industries, Inc. issued a press release to announce that it had filed an amended Form 10Q for the period ended March 29, 2003 with the Securities and Exchange Commission to correct the classification of an item in the Form 10Q filed May 8, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. INDUSTRIES, INC.


Date: May 9, 2003            By: /s/ Steven C. Barre
                             --------------------------------
                             Name: Steven C. Barre
                             Title: Senior Vice President, General
                             Counsel and Secretary